EXHIBIT 99.1

NIMIN ENERGY ANNOUNCES ENTERING INTO OF DEFINITIVE AGREEMENT

FOR SALE OF CALIFORNIA ASSETS

Carpinteria, CA – April 27, 2012 – NiMin Energy Corp. (TSX:NNN) (OTCBB and OTCQX:NEYYF) (the “Company” or “NiMin”) today announced that it and its wholly-owned subsidiary, Legacy Energy, Inc. (“Legacy”), have entered into a definitive agreement (the “California Agreement”) for the sale of its assets in California’s San Joaquin Basin (the “California Assets”) to Southern San Joaquin Production, LLC for a total cash consideration of approximately US$27 million, subject to adjustment. The sale of the California Assets is subject to customary closing conditions, including approval by NiMin shareholders for the sale of all or substantially all of the assets of the Company (the “Asset Sales”).

Asset Sales and Proceeds

The sale of the California Assets is in addition to the recently announced sale of the Company’s assets in Wyoming’s Big Horn Basin (the “Wyoming Assets”) resulting in combined gross proceeds of approximately US$125 million, subject to adjustment.

Macquarie Tristone was the exclusive advisor to NiMin and Legacy in connection with the sale of the Wyoming Assets and the California Assets.

The Company will proceed with the Asset Sales and the liquidation and dissolution of NiMin and Legacy upon receipt of all required regulatory and shareholder approvals. After the payment of the liabilities of NiMin and Legacy which are currently estimated to be between approximately US$52.6 to US$55.1 million, NiMin intends to distribute the net proceeds of the liquidation and dissolution of both corporations to NiMin shareholders in one or more distribution installments. Upon completion of the asset sales, the net proceeds available for distribution are currently estimated to be between US$70.3 million to US$72.8 million. Although management of the Company believes that the estimates of the liabilities and net proceeds for distribution set forth above are reasonable based on information currently available to the Company, the actual amounts of such liabilities and resulting net proceeds available for distribution may differ materially from the estimates presented above, thereby affecting the amount of cash available to be distributed to shareholders. The board of directors of the Company (the “Board”) is not currently aware of any material items that could give rise to unforeseen tax liabilities or other liabilities or costs which would materially reduce the amount of cash available for distribution to shareholders, but there is no assurance this will remain the case.

Annual and Special Meeting

The Company is preparing a management information circular/proxy statement (the “Circular”) for provision to shareholders in respect of an annual and special meeting of shareholders (the “Meeting”) to seek approval for: (i) the Asset Sales; (ii) the wind up and dissolution of the

Company; (iii) annual meeting matters, including the election of the Board and the appointment of an auditor; (iv) approval of the unallocated options under the Company’s stock option plan; and (v) the advisory vote on compensation payable to executives as a result of the sale of assets. It is currently anticipated that the Meeting will be held on or before June 27, 2012. The approval of the Asset Sales is not conditional upon the approval of the wind up and dissolution of the Company.

Support Agreements

Directors and senior officers of the Company who hold an aggregate of 3,581,342 common shares (representing approximately 5.13% of the issued and outstanding common shares) and options to purchase 3,925,000 common shares of the Company, have entered into support agreements pursuant to which such holders have agreed to vote in favour of the resolution to be placed before shareholders at the Meeting to approve the Asset Sales.

Further Information

Further information regarding the mailing of the Circular, the timing of the Meeting, the liquidation and dissolution of the Company and the amount and timing of distributions to shareholders will be provided in subsequent press releases as such information becomes available.

About NiMin Energy

NiMin is a California based independent oil exploration and production company with principal operations in the Bighorn Basin of Wyoming and the San Joaquin Basin in California. NiMin currently has 69,834,396 common shares issued and outstanding.

Additional Information

This communication may be deemed to be solicitation material in respect of the proposed Asset Sales and liquidation and dissolution of the Company. In connection with the proposed transaction, the Company intends to file the Circular and other relevant materials with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY ALL RELEVANT MATERIALS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE CIRCULAR, WHEN THEY BECOME AVAILABLE, BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the Circular and other documents filed by the Company with the Securities and Exchange Commission (when available) at the Securities and Exchange Commission’s website at http://www.sec.gov or at the Company’s website at http://www.niminenergy.com. The Circular and other relevant materials (when available) may also be obtained for free from the Company by directing a request to NiMin Energy Corp., 1160 Eugenia Place, Suite 100, Carpinteria, California USA 93013; telephone (805) 566-2900. The contents of the websites referenced above are not deemed to be incorporated by reference into the Circular.

Participants in Solicitation

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transactions. Information concerning the interests of the Company’s participants in the solicitation is, and will be, set forth in the Company’s Circular and Annual Reports on Form 10-K, previously or in the future filed with the Securities and Exchange Commission, and in the Circulars relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov and from the Company at http://www.niminenergy.com, or by directing a request to NiMin Energy Corp., 1160 Eugenia Place, Suite 100, Carpinteria, California USA 93013; telephone (805) 566-2900.

Cautionary Statements

This news release contains forward-looking statements and information (“forward-looking statements”) within the meaning of applicable securities laws including statements regarding the Asset Sales, the preparation and mailing of the Circular, the approval of matters to be presented to shareholders at the Meeting, the timing of the Meeting, the liabilities of the Company, the net proceeds available for distribution, the dissolution of Legacy and NiMin and the distribution of funds to shareholders. Although NiMin believes that the expectations reflected in its forward-looking statements are reasonable, such statements have been based upon currently available information to NiMin. Such statements are subject to known and unknown risks, uncertainties and other factors that could influence actual results or events and cause actual results or events to differ materially from those stated, anticipated or implied in forward-looking statements. Risks include, but are not limited to: receipt of all required regulatory and shareholder approvals, satisfaction of the conditions to the sale of the Wyoming Assets and the California Assets, changes in tax laws, the ability to liquidate the remaining assets of the Company, the ability to dissolve Legacy and Nimin and the risks associated with the oil and gas industry. The risks, uncertainties, material assumptions and other factors that could affect actual results are discussed in more detail in NiMin’s Annual Information Form/Annual Report on Form 10-K and other documents available at www.sedar.com and www.sec.gov. Readers are cautioned to not place undue reliance on forward-looking statements. The statements in this press release are made as of the date of this release, and, except as required by applicable law, NiMin does not undertake any obligation to publicly update or to revise any of the included forward-looking statements, whether as a result of new information, future events or otherwise. The forward-looking statements contained in this document are expressly qualified by this cautionary statement. NiMin undertakes no obligation to comment on analyses, expectations or statements made by third-parties in respect of NiMin or the transactions discussed herein.

CONTACTS:

Investors

Jonathan Wimbish, CFA

NiMin Energy Corp.

Chief Financial Officer

+1 (805) 566-2900

jwimbish@niminenergy.com

Media

Dan Gagnier/Jared Levy

Sard Verbinnen & Co

+1 (212) 687-8080

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